Vonage Holdings Corp. Appoints Stephen Lasher Chief Financial Officer

Holmdel, NJ (January 28, 2021) — Vonage Holdings Corp. (Nasdaq: VG), a global leader in cloud communications helping businesses accelerate their digital transformation, today announced the appointment of Stephen Lasher as Chief Financial Officer (CFO) effective January 29, 2021. Lasher brings 30 years of financial leadership to Vonage, with the majority of his career spent in the technology industry. He will report to Rory Read, Vonage Chief Executive Officer.

“We are thrilled to welcome Steve to the Vonage team,” Read said. “With his deep knowledge of the technology and software space and a long history of financial leadership, Steve’s expertise in finance and business transformations will make a significant impact on helping Vonage execute on our strategy to drive revenue growth and profitability. He will also play a key role in executing on strategic investments to strengthen our innovation capacity to enable next generation communications that are more flexible, intelligent and personal to create differentiated value for our customers.”

Lasher joins Vonage from IBM, where he spent the last 24 years of his career. He held various financial leadership positions of increasing responsibility throughout his tenure, most recently serving as Vice President of Finance for IBM Global Markets and Integrated Accounts, responsible for IBM’s financial operations, strategies, management, and controls for the company’s approximately $70B global sales function that drives client adoption of hybrid cloud and Artificial Intelligence (AI) for enterprises in all industries and regions.

"It is exciting to join an innovative company like Vonage at such a pivotal moment as the world undergoes a secular shift in how businesses communicate and operate,” Lasher said. “Vonage’s single cloud communications platform is meeting this change head on, delivering a wide range of powerful services and solutions that power its customers’ and partners’ global engagement solutions so they can perform better, connect easier and enhance experiences. I look forward to working with the team at Vonage to create continued value for customers while helping to drive the Company’s next phase of growth.”
Previously, Lasher was Vice President of Finance for IBM Global Business Services, responsible for a group of more than 500 finance professionals within the finance, operations and performance management teams for IBM's Global Business Services division. Prior to that, he was Vice President of Finance for IBM Cloud, and served as the global financial and operational leadership for IBM’s industry leading cloud portfolio of services and solutions.

Earlier, he was Vice President of Finance for the IBM Software Group, leading the finance operations for IBM’s multi-billion dollar software segment, and Vice President of Finance for IBM Software & Cloud Solutions. Lasher was also Director of Finance for IBM Global Business Services Japan and served as the Chief Financial Officer for the multi-billion dollar consulting, system integration and outsourcing services business.

Lasher graduated from Bentley University with a B.S. in Accounting.

Tim Shaughnessy, who has served as Interim Chief Financial Officer since August 2020, is expected to remain with the Company through February 2021 to ensure a smooth transition.

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About Vonage
Vonage (Nasdaq:VG), a global cloud communications leader, helps businesses accelerate their digital transformation. Vonage's Communications Platform is fully programmable and allows for the integration of Video, Voice, Chat, Messaging and Verification into existing products, workflows and systems. Vonage's fully programmable unified communications and contact center applications are built from the Vonage platform and enable companies to transform how they communicate and operate from the office or anywhere, providing enormous flexibility and ensuring business continuity.
Vonage Holdings Corp. is headquartered in New Jersey, with offices throughout the United States, Europe, Israel and Asia. To follow Vonage on Twitter, please visit twitter.com/vonage. To become a fan on Facebook, go to facebook.com/vonage. To subscribe on YouTube, visit youtube.com/vonage.
Media Contact: Jo Ann Tizzano, 732.365.1363, joann.tizzano@vonage.com
Investor Contact: Hunter Blankenbaker, 732.444.4926, hunter.blankenbaker@vonage.com
Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding the effects of appointing a new executive that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In addition, other statements in this press release that are not historical facts or information may be forward-looking statements. The forward-looking statements in this release are based on information available at the time the statements are made and/or management's belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: realizing the benefits of optimization and cost-saving initiatives; the impact of the COVID-19 pandemic; the competition we face; the expansion of competition in the cloud communications market; risks related to the acquisition or integration of businesses we have acquired; our ability to adapt to rapid changes in the cloud communications market; the nascent state of the cloud communications for business market; our ability to retain customers and attract new customers cost-effectively; developing and maintaining market awareness and a strong brand; developing and maintaining effective distribution channels; security breaches and other compromises of information security; risks associated with sales of our services to medium-sized and enterprise customers; our reliance on third-party hardware and software; our dependence on third-party vendors; system disruptions or flaws in our technology and systems; our ability to comply with data privacy and related regulatory matters; our ability to scale our business and grow efficiently; the impact of fluctuations in economic conditions, particularly on our small and medium business customers; the effects of significant foreign currency fluctuations; our ability to obtain or maintain relevant intellectual property licenses or to protect our trademarks and internally developed software; fraudulent use of our name or services; restrictions in our debt agreements that may limit our operating flexibility; our ability to obtain additional financing if required; retaining senior executives and other key employees; intellectual property and other litigation that have been and may be brought against us; rapid developments in global API regulation and uncertainties relating to regulation of VoIP services; risks associated with legislative, regulatory or judicial actions regarding our business products; reliance on third parties for our 911 services; liability under anti-corruption laws or from governmental export controls or economic sanctions; actions of activist shareholders; risks associated with the taxation of our business; governmental regulation and taxes in our international operations; our history of net losses and ability to achieve consistent profitability in the future; our ability to fully realize the benefits of our net operating loss carry-forwards if an ownership change occurs; risks associated with the settlement and conditional conversion of our Convertible Senior Notes; potential effects the capped call transactions may have on our stock in connection with our Convertible Senior Notes; certain provisions of our charter documents; and other factors that are set forth in the “Risk Factors” in our Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q filed with the SEC. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as representing the Company's views as of any date subsequent to today.